CALVERT CONSERVATIVE ALLOCATION FUND

CALVERT MODERATE ALLOCATION FUND

CALVERT AGGRESSIVE ALLOCATION FUND

Supplement to Prospectus and Statement of Additional Information dated February 1, 2019

Effective August 2, 2019, the name of Calvert Aggressive Allocation Fund is changed to Calvert Growth Allocation Fund and the Fund’s blended benchmark is renamed Growth Allocation Blended Benchmark.

July 3, 2019	32556 7.3.19